EXHIBIT 32

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                                Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

                        (i)                                     the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                        (ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2003	/s/ Larry Thomas
Larry Thomas
Co-Chief Executive Officer

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                                Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

                        (i)                                     the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                        (ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2003	/s/ Marty Albertson
Marty Alberston
Co-Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                                Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

                        (i)                                     the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                        (ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2003	/s/ Bruce Ross
Bruce Ross
Chief Financial Officer